UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Ault Disruptive Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41171	86-2279256
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

(Address of Principal Executive Offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American
Common Stock, par value $0.001 per share	ADRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 18, 2024, Ault Disruptive Technologies Corporation, a Delaware corporation (the “Company”), appointed Steve J. Smith to its board of directors (the “Board”) as a Class II director.

Mr. Smith, 70, is a seasoned business leader recognized for pioneering computer numerical control (“CNC”) programming, co-founding and scaling multiple companies, and steering operational and financial excellence, having operated in this space for more than 35 years. Mr. Smith’s leadership has been instrumental in driving growth, optimizing operations, and ensuring the delivery of high-quality, competitively priced products. From 1994 to the present, Mr. Smith has acted as a CNC consultant for a number of entities, including JBL Speakers, Pioneer Electronics, Steelcase Manufacturing, Olhausen Billiards, World of Leisure Pool Tables, Rickenbacker Guitars and Fender Musical Instruments, Inc. Since January 2024, Mr. Smith has served on the board of directors of RiskOn International, Inc., a publicly traded company. Mr. Smith received his Bachelor of Science in Business Administration from Point Loma Nazarene University in 1977. We believe that Mr. Smith’s a rich background in business administration and a track record of impactful leadership roles, including board positions, give him the qualifications and skills to serve as one of our directors.

The Board has determined that Mr. Smith is independent under the NYSE American Listing Standards.  He will serve as a member of the Audit Committee and the Compensation Committee, and as the Chairman of the Nominating and Corporate Governance Committee.

There are no family relationships between Mr. Smith and any of our other officers and directors. There is no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was appointed as a director. There are no related party transactions involving Mr. Smith that are reportable under Item 404(a) of Regulation S-K.

Mr. Smith will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission on April 11, 2024, under Item 11.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024	AULT DISRUPTIVE TECHNOLOGIES CORPORATION

	By:	/s/ Henry Nisser
	Name:	Henry Nisser
	Title:	President and General Counsel

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